Reserves for Unpaid Loss and Loss Adjustment Expenses	6 Months Ended
Jun. 30, 2024
Reserves for Unpaid Loss and Loss Adjustment Expenses [Abstract]
RESERVES FOR UNPAID LOSS AND LOSS ADJUSTMENT EXPENSES

4. RESERVES FOR UNPAID LOSS AND LOSS ADJUSTMENT EXPENSES

The following table represents an analysis of loss and loss adjustment expenses and a reconciliation of the beginning and ending reserve for unpaid loss and loss adjustment expenses:

	June 30, 2024	December 31, 2023
	USD ’000	USD ’000

Reserve for unpaid loss and loss adjustment expenses	712,098	636,245
Reinsurance recoverable on unpaid loss and loss adjustment expenses, net of allowance for expected credit losses	(212,249)	(188,800)
Net reserve for unpaid loss and loss adjustment expenses at beginning of period / year	499,849	447,445

Loss and loss adjustment expenses incurred, net of reinsurance:
Current accident year	140,694	228,381
Previous accident years	(41,456)	(39,294)
Total loss and loss adjustment expenses incurred, net of reinsurance	99,238	189,087

Loss and loss adjustment expenses paid, net of reinsurance:
Current accident year	(2,435)	(25,875)
Prior accident years	(55,427)	(110,844)
Total loss and loss adjustment expenses paid, net of reinsurance	(57,862)	(136,719)

Change in allowance for expected credit losses on reinsurance recoverables on unpaid loss and loss adjustment expenses	-	36
Net reserve for unpaid loss and loss adjustment expenses at end of period / year	541,225	499,849
Reinsurance recoverable on unpaid loss and loss adjustment expenses, net of allowance for expected credit losses	199,799	212,249
Reserve for unpaid loss and loss adjustment expenses at end of period / year	741,024	712,098

Development on Prior Loss Reserves:

During the six months ended June 30, 2024, net ultimate losses increased by USD 140,694 thousand for accident year 2024 and decreased by USD 41,456 thousand for accident year 2023 and prior accident years. The decrease in prior years was split between USD 22,040 thousand for the short-tail business, USD 15,020 thousand for the long-tail business, and USD 4,396 thousand for the reinsurance business. The decrease in the short-tail book was primarily due to favorable catastrophe experience in the 2023 accident year. The decrease in the long-tail book was driven by favorable claims experience on the 2018 and 2020 to 2023 accident years. This was partially offset by unfavorable experience on the 2019 accident year.

During the six months ended June 30, 2023, net ultimate losses increased by USD 121,275 thousand for accident year 2023 and decreased by USD 27,518 thousand for accident year 2022 and prior accident years. The decrease in prior years was split between USD 19,556 thousand for the short-tail business, USD 4,647 thousand for the long-tail business, and USD 3,315 thousand for the reinsurance book. Assumptions for future inflation have been updated to reflect the increase in the costs of goods and some services and an anticipated knock-on change in wage related costs. The decrease in the short-tail book was primarily due to favorable catastrophe experience in the 2022 accident year. The decrease in the long-tail book was driven by favorable claims experience on the 2021 and 2022 accident years.